NEOS ETF TRUST

FIS Knights of Columbus Global Belief ETF (KOCG)

(the “Fund”)

Supplement dated June 23, 2025 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information dated September 25, 2024

On June 3, 2025, the Board of Trustees of NEOS ETF Trust approved a Plan of Liquidation for the following fund, the shares of which trade on NYSE Arca.

Fund	Ticker	Exchange
FIS Knights of Columbus Global Belief ETF	KOCG	NYSE Arca, Inc.

The last day the Fund will accept creation orders from Authorized Participants is July 11, 2025. It is expected that July 18, 2025 will be the Fund’s last full day of trading on NYSE Arca. Shareholders may sell their shares of the Fund (subject to any applicable brokerage or transaction costs) until the market close on July 18, 2025. Trading in the Fund will be suspended after the close of business on July 18, 2025.

From July 21, 2025 through August 1, 2025 (the expected “Distribution Date”), shares of the Fund will not be traded on NYSE Arca and there will not be a secondary market for the Fund’s shares. On or about July 18, 2025, the Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.

Any shareholders remaining in the Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date.

The Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Fund at (833) 833-1311.

Please retain this supplement for future reference.